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Exhibit 10.7(a)

AMENDMENT TO THE
LKQ CORPORATION 401(K) PLUS PLAN

        WHEREAS, LKQ Corporation ("Company") previously adopted the LKQ Corporation 401(k) Plus Plan II ("Plan"); and

        WHEREAS, the Company reserved the right to amend the Plan in Section 10.3 thereof; and

        WHEREAS, effective November 4, 2007, the Company desires to amend the Plan as set forth below;

        NOW, THEREFORE, effective November 4, 2007, the fourth sentence of Section 5.3 of the Plan is amended to read follows:

    Investment elections may be changed once per calendar month, effective as of the first day of such calendar month, by written direction given at least seven (7) calendar days before the start of such month.

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer this 4th day of November, 2007.

LKQ CORPORATION
By:	/s/ VICTOR M. CASINI
Title:	Vice President and General Counsel

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  Exhibit 10.7(a)
AMENDMENT TO THE LKQ CORPORATION 401(K) PLUS PLAN